                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                  JUNE 22, 2004

---------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

                                   TERM SHEET
                                  JUNE 22, 2004
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1
                          $[192,823,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                    EXPECTED   STATED    EXPECTED
                                               WAL (YRS)     PAYMENT WINDOW                           FINAL     FINAL     RATINGS
                    APPROX                     (CALL(8)/       (CALL(8)/       PAYMENT   INTEREST   MATURITY  MATURITY  (MOODY'S /
    CLASS          SIZE ($)         COUPON     MATURITY)       MATURITY)        DELAY    ACCRUAL       (8)       (9)       S&P)
--------------  ---------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------
CLASS A           138,390,000    LIBOR + [ ]  1.04 / 1.04   1 - 31 / 1 - 31       0     Actual/360  Jan-2007  Apr-2035    Aaa/AAA
                                   (1), (2)
CLASS A-X(10)      Notional        [0.07]%                                     NOT OFFERED HEREBY
CLASS X         71,757,350 (3)    3.00% (4)       N/A             N/A            24       30/360       N/A       N/A      Aaa/AAA
CLASS S         205,021,000 (5)     2.00%-        N/A             N/A             0     Actual/360     N/A       N/A      Aaa/AAA
                                   LIBOR(6)
CLASS M-1         20,502,000     LIBOR + [ ]  4.21 / 5.25  31 - 74 / 31 - 165     0     Actual/360  Aug-2010  Apr-2035    Aa2/AA
                                   (1), (7)
CLASS M-2         16,504,000     LIBOR + [ ]  5.29 / 5.76  51 - 74 / 51 - 149     0     Actual/360  Aug-2010  Apr-2035     A2/A
                                   (1), (7)
CLASS B-1         13,839,000     LIBOR + [ ]  4.60 / 5.05  44 - 74 / 44 - 139     0     Actual/360  Aug-2010  Apr-2035   Baa2/BBB
                                   (1), (7)
CLASS B-2          3,588,000     LIBOR + [ ]  4.43 / 4.86  42 - 74 / 42 - 127     0     Actual/360  Aug-2010  Apr-2035   Baa3/BBB-
                                   (1), (7)
CLASS B-3 (11)    12,198,000     LIBOR + [ ]  1.92 / 1.92  14 - 34 / 14 - 34      0     Actual/360  Apr-2007  Apr-2035    Ba2/BB
                                   (1), (7)

      1)    Subject to the Available Funds Cap.

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.

      3) Notional Amount. The Class X Notional Amount is equal to the lesser of (x) the aggregate principal balance of the mortgage loans and (y)
            (i) 35% of the total initial bond balance for months 1-6, (ii) 25% of the total initial bond balance for months 7-12, (iii) 15% of the total initial bond balance for months 13-18, or (iv) thereafter zero.

      4)    Subject to a cap equal to the Net WAC.

      5) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

      6) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause
            (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates (including the Class B-3 Certificates) will be subject to a cap equal to the excess of (i) the product of (x) a per annum rate equal to 12 times the quotient obtained by dividing
            (a) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the interest due on the Class A-X and Class X Certificates on such Distribution Date, by (b) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period over (ii) One-Month LIBOR plus the applicable margin for such class of Offered Certificates (including the Class B-3 Certificates). For the first Distribution Date only, the rate described in clause (ii) of the preceding sentence will be adjusted to reflect the length of the initial accrual period of the Offered Certificates (including the Class B-3 Certificates).

      7) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

      8) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.

      9)    Latest maturity date for any mortgage loan plus one year.

      10) The Class A-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X notional balance, which with respect to any Distribution Date, will equal the outstanding principal balance of the Class A Certificates immediately prior to such Distribution Date.

      11) The Class B-3 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class A-X and Class B-3 Certificates is provided to assist your understanding of the other Offered Certificates.

--------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659     scott_soltas@ml.com
Charles Sorrentino               212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752     matthew_whalen@ml.com
Tom Saywell                      212-449-2122     tom_saywell@ml.com
Paul Park                        212-449-6380     paul_park@ml.com
Alan Chan                        212-449-8140     alan_chan@ml.com
Fred Hubert                      212-449-5071     fred_hubert@ml.com
Alice Chu                        212-449-1701     alice_chu@ml.com
Sonia Lee                        212-449-5067     sonia_lee@ml.com
Amanda de Zutter                 212-449-0425     amanda_dezutter@ml.com

MOODY'S
Gregory Gemson                   212-553-2974     gregory.gemson@moodys.com

STANDARD & POOR'S
Linda Wu                         212-438-1567     lindu_wu@sandp.com

--------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2004-SL1, consisting of:
                        Class A Certificates,
                        Class A-X, Class X and Class S Certificates (together with the Class A Certificates, the "Senior
                        Certificates"),
                        Class M-1 and Class M-2
                        Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2 and Class B-3 Certificates
                        (collectively, the "Class B Certificates")
                        The Senior Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-3
                        Certificates) are collectively known as the "Offered
                        Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

ORIGINATORS             Fremont (20.10% of the mortgage pool as of the Cut-Off
                        Date), Accredited (20.00%), Fieldstone (15.68%), MILA
                        (15.67%), First NLC (10.38%), Decision One (10.13%), and
                        Home Loan Mortgage Corp (8.05%).

SERVICER                Wilshire Credit Corporation

TRUSTEE                 [Wells Fargo Bank, N.A.]

CUT-OFF DATE            June 1, 2004

PRICING DATE            On or about June [24], 2004

CLOSING DATE            On or about July 7, 2004

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2004.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS          As of the Cut-Off Date, the mortgage pool will consist
                        of fixed rate, fully amortizing and balloon, second lien residential mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of approximately
                        $205,021,858, and will be serviced by Wilshire Credit
                        Corporation.

TOTAL DEAL SIZE         Approximately $205,021,000

ADMINISTRATIVE FEES     The Servicer will be paid fees aggregating 50 bps per
                        annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating 2 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS     1. Excess interest

                        2. Over-Collateralization

                        3. Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. On each distribution date, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates until a Class B-3 Turbo Event occurs.

                        Initial: Approximately 0.00% of original mortgage balance

                        Target: 6.10% of the original certificate principal balance of the Class A, Class M and Class B Certificates (12.20% of current mortgage balance after stepdown)

                        Floor: 0.50% of the original certificate principal balance of the Class A, Class M and Class B Certificates

                                (PRELIMINARY AND SUBJECT TO REVISION)

CLASS B-3 TURBO EVENT   The "Class B-3 Turbo Event" occurs once the O/C amount
                        equals 6.10% of the original certificate principal balance of the Class A, Class M and Class B Certificates before stepdown or 12.20% of the current aggregate principal balance of the Mortgage Loans after stepdown.
                        Upon the occurrence of a Class B-3 Turbo Event, the trust fund will apply (x) all of the remaining Excess
                        Interest and (y) any principal that would otherwise be available for distribution to owners of the residual interest of the trust fund, as principal payments on the Class B-3 Certificates until the Class B-3 Certificates have been paid down to zero.

--------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1

SUBORDINATION (1):

 CLASSES    RATING (M/S)  SUBORDINATION
 -------    ------------  -------------
 Class A      Aaa/AAA         38.60%
Class M-1      Aa2/AA         28.60%
Class M-2       A2/A          20.55%
Class B-1     Baa2/BBB        13.80%
Class B-2    Baa3/BBB-        12.05%
Class B-3     Ba1/BB+          6.10%

CLASS SIZES:

 CLASSES    RATING (M/S)  CLASS SIZES
 -------    ------------  -----------
 Class A      Aaa/AAA        67.50%
Class M-1      Aa2/AA        10.00%
Class M-2       A2/A          8.05%
Class B-1     Baa2/BBB        6.75%
Class B-2    Baa3/BBB-        1.75%
Class B-3     Ba1/BB+         5.95%

INTEREST ACCRUAL        For the Offered Certificates (except for the Class X
                        Certificates) and the Class B-3 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For the Class X Certificates, interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP          If the 10% optional termination does not occur prior to
                        the first distribution date on which it is possible, (i) the margin on the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP     The pass-through rates of the Offered Certificates
                        (other than the Class A-X, Class X and Class S
                        Certificates) and the Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the monthly interest on the Class A-X and Class X
                        Certificates for such Distribution Date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1) The subordination includes the target over-collateralization level of approximately 6.10%.

--------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              of any Class is limited by the Available Funds
                              Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution
                              Date had the applicable Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous
                              Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next Distribution Date until paid (herein referred to as "Carryover").
                              Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY             1.    Servicing Fees and Trustee fees.

                              2.    Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months, to the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                              3.    Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under "PRINCIPAL
                                    PAYDOWN", then monthly principal to the
                                    Class M-1 Certificates, then monthly
                                    principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal shortfalls.

                              6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              7.    Excess interest to pay the Class B-3
                                    Certificates, in accordance with the Class
                                    B-3 Turbo Event defined above.

                              8. Remaining available principal to pay the Class B-3 Certificates, in accordance with the Class B-3 Turbo Event defined above..

                              9.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, and sixth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                  77.20%*
CLASS M-1                57.20%*
CLASS M-2                41.10%*
CLASS B-1                27.60%*
CLASS B-2                24.10%*
CLASS B-3                12.20%*

* includes targeted overcollateralization

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the July 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE           The first Distribution Date on which the Required
CLASS PRINCIPAL       Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION          balance of the subordinate Certificates and the O/C
DATE                  amount divided by the aggregate stated principal balance
                      of the Mortgage Loans, as of the end of the related due
                      period) is greater than or equal to the Senior Specified
                      Enhancement Percentage (including O/C), which is equal
                      to two times the initial AAA subordination percentage.
                      SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                      77.20%
                      or
                      (32.50%+6.10%)*2

TRIGGER EVENT         The situation that exists with respect to any
<Preliminary and      Distribution Date after the Stepdown Date, if (a) the
Subject to Revision>  quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                      Mortgage Loans in foreclosure and REO Properties) and
                      (2) the Stated Principal Balance of all the Mortgage
                      Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD] % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                      (2) the aggregate principal balance of the Mortgage
                      Loans as of the Cut-off Date exceeds the Required Loss
                      Percentage shown below.

DISTRIBUTION DATE OCCURRING                     REQUIRED LOSS PERCENTAGE
---------------------------                     ------------------------
July 2007 - June 2008          [TBD]% with respect to July 2007, plus an additional 1/12th of
                               [TBD]% for each month thereafter
July 2008 - June 2009          [TBD]% with respect to July 2008, plus an additional 1/12th of
                               [TBD]% for each month thereafter
July 2009 - June 2010          [TBD]% with respect to July 2009, plus an additional 1/12th of
                               [TBD]% for each month thereafter
July 2010 and thereafter       [TBD]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS            The Offered Certificates will be offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                      Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                      Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES  The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

                        COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance               $205,021,858
Aggregate Original Principal Balance                  $206,415,170
Number of Mortgage Loans                                     5,669

                                      MINIMUM                     MAXIMUM                AVERAGE (1)
                                      -------                     -------                -----------
Original Principal Balance            $2,950                     $200,000                  $36,411
Outstanding Principal Balance         $1,647                     $199,718                  $36,165

                                      MINIMUM                     MAXIMUM            WEIGHTED AVERAGE (2)
                                      -------                     -------            --------------------
Original Term (mos)                      60                          360                      214
Stated remaining Term (mos)              48                          358                      209
Loan Age (mos)                            2                           23                        5
Current Interest Rate:                6.000%                      14.990%                  10.828%
Original Loan-to-Value                31.97%                      100.00%                   99.00%
Credit Score (3)                        510                          814                      661

                                        EARLIEST                  LATEST
                                        --------                  ------
Maturity Date                           06/01/08                 04/01/34

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
2nd Lien                              100.00%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                                97.48%
Second Home                             0.19%
Investment                              2.33%

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Fixed Rate                            100.00%

AMORTIZATION TYPE            PERCENT OF MORTGAGE POOL
-----------------            ------------------------
Fully Amortizing                       53.04%
Balloon                                46.96%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2002                                    0.01%
2003                                   50.22%
2004                                   49.76%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                               78.07%
Refinance - Rate/Term                   3.38%
Refinance - Cashout                    18.55%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family Residence                73.25%
Townhouse                               0.63%
Condominium                            10.06%
2-4 Family                              6.98%
PUD                                     9.09%
Manufactured Housing                    0.00%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY


MORTGAGE RATES

                                           AGGREGATE      PERCENT               WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING       POOL     COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
-----------------------      ---------   -------------    --------   --------   --------   -----------    --------   -------------
6.500% or less                     4     $     163,475       0.08%    6.161%      661        $40,869       100.00%      100.00%
6.501% to 7.000%                   7           310,953       0.15     6.899       676         44,422        95.92       100.00
7.001% to 7.500%                  12           591,750       0.29     7.406       712         49,313        98.97       100.00
7.501% to 8.000%                  57         2,715,856       1.32     7.955       709         47,647        97.94        77.22
8.001% to 8.500%                  69         2,921,004       1.42     8.392       701         42,333        98.78        76.47
8.501% to 9.000%                 362        13,753,679       6.71     8.900       694         37,994        99.06        68.97
9.001% to 9.500%                 270        10,380,225       5.06     9.352       677         38,445        99.26        69.51
9.501% to 10.000%                723        27,541,955      13.43     9.904       673         38,094        99.12        47.30
10.001% to 10.500%               944        41,091,864      20.04    10.398       682         43,530        98.83        18.82
10.501% to 11.000%               774        30,405,915      14.83    10.892       654         39,284        99.29        36.85
11.001% to 11.500%               317        12,238,014       5.97    11.337       643         38,606        99.18        41.67
11.501% to 12.000%               910        32,274,656      15.74    11.853       632         35,467        99.39        40.57
12.001% to 12.500%               419         9,728,864       4.75    12.365       640         23,219        97.75        41.33
12.501% to 13.000%               627        14,808,576       7.22    12.939       636         23,618        98.34        23.03
13.001% to 13.500%                79         3,340,082       1.63    13.260       640         42,280        99.74         2.90
13.501% to 14.000%                81         2,666,237       1.30    13.799       633         32,917        99.24         2.64
14.501% to 15.000%                14            88,753       0.04    14.768       588          6,340        92.38        87.87
                               -----     -------------     ------    ------       ---        -------       ------       ------
TOTAL:                         5,669     $ 205,021,858     100.00%   10.828%      661        $36,165        99.00%       38.99%
                               -----     -------------     ------    ------       ---        -------       ------       ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 14.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.828% per annum.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY


                                           AGGREGATE       PERCENT              WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
      RANGE OF               MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
REMAINING TERMS (MONTHS)       LOANS      OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------------     ---------   -------------    --------   --------   --------   -----------    --------   -------------
37 to 48                           1     $      5,023        0.00%     14.740%      582      $  5,023       95.00%       100.00%
49 to 60                         130          891,130        0.43      12.105       602         6,855       94.35         96.29
97 to 108                          1            8,917        0.00      11.650       562         8,917       95.00        100.00
109 to 120                       451        5,157,892        2.52      12.122       616        11,437       95.56         81.45
133 to 144                         1           32,711        0.02       9.390       673        32,711      100.00        100.00
157 to 168                         4           83,103        0.04      10.913       683        20,776       96.97         88.43
169 to 180                     2,775      109,319,352       53.32      10.370       672        39,394       98.93         35.68
217 to 228                         3           65,090        0.03       9.691       699        21,697       99.30        100.00
229 to 240                     1,999       72,609,979       35.42      11.393       647        36,323       99.40         47.83
349 to 360                       304       16,848,660        8.22      10.911       670        55,423       99.00          5.69
                               -----     ------------      ------      ------       ---      --------       -----         -----
TOTAL:                         5,669     $205,021,858      100.00%     10.828%      661      $ 36,165       99.00%        38.99%
                               -----     ------------      ------      ------       ---      --------       -----         -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 48 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 209 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE      PERCENT               WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL        FULL
 LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING       LTV      DOCUMENTATION
--------------------------   ---------   -------------    --------   --------   --------   -----------    --------   --------------
$1 to $25,000                  1,997     $  32,801,509      16.00%    11.187%      648      $  16,425       97.86%        56.24%
$25,001 to $50,000             2,442        86,526,661      42.20     10.833       661         35,433       99.19         38.14
$50,001 to $75,000               872        52,927,015      25.82     10.742       666         60,696       99.37         32.42
$75,001 to $100,000              295        25,225,627      12.30     10.714       666         85,511       99.41         29.31
$100,001 to $125,000              48         5,369,140       2.62     10.297       668        111,857       97.87         60.05
$125,001 to $150,000              12         1,622,809       0.79     10.074       681        135,234       99.15         33.03
$150,001 to $175,000               2           349,380       0.17      9.377       708        174,690       92.50         49.95
$175,001 to $200,000               1           199,718       0.10      9.750       673        199,718       94.59          0.00
                               -----     -------------     ------     ------       ---      ---------       -----         -----
TOTAL:                         5,669     $ 205,021,858     100.00%    10.828%      661      $  36,165       99.00%        38.99%
                               -----     -------------     ------     ------       ---      ---------       -----         -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $1,647 to approximately $199,718 and the average outstanding principal balance of the Mortgage Loans was approximately $36,165.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY

PRODUCT TYPES

                                           AGGREGATE      PERCENT               WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL        FULL
     PRODUCT TYPE              LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING       LTV      DOCUMENTATION
--------------------------   ---------   -------------    --------   --------   --------   -----------    --------   --------------
Balloon Loans                  2,299     $  96,287,508      46.96%    10.324%      674      $  41,882       99.00%        34.37%
5 Year Fixed Loans               131           896,154       0.44     12.119       602          6,841       94.35         96.31
10 Year Fixed Loans              452         5,166,809       2.52     12.121       616         11,431       95.56         81.48
15 Year Fixed Loans              484        13,289,532       6.48     10.693       657         27,458       98.40         45.57
20 Year Fixed Loans            1,999        72,533,196      35.38     11.395       647         36,285       99.40         47.91
30 Year Fixed Loans              304        16,848,660       8.22     10.911       670         55,423       99.00          5.69
                               -----     -------------     ------     ------       ---      ---------       -----         -----
TOTAL:                         5,669     $ 205,021,858     100.00%    10.828%      661      $  36,165       99.00%        38.99%
                               -----     -------------     ------     ------       ---      ---------       -----         -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE      PERCENT               WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE      ORIGINAL        FULL
   GEOGRAPHIC DISTRIBUTION     LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING       LTV      DOCUMENTATION
--------------------------   ---------   -------------    --------   --------   --------   -----------    --------   --------------
Alabama                            2     $      46,205       0.02%     9.990%      721      $  23,103      100.00%         0.00%
Arizona                          266         8,165,740       3.98     10.945       655         30,698       99.34         39.36
Arkansas                           4            62,483       0.03     11.889       607         15,621       99.12         68.45
California                     1,511        78,181,460      38.13     10.650       668         51,742       98.94         34.74
Colorado                         178         6,718,813       3.28     10.789       658         37,746       98.83         39.77
Connecticut                       76         2,513,572       1.23     10.751       665         33,073       98.92         63.67
Delaware                           8           183,360       0.09     10.132       662         22,920       99.17         31.55
District of Columbia               3           143,322       0.07     10.366       666         47,774       98.61         50.52
Florida                          384        10,515,700       5.13     11.185       648         27,385       98.54         40.80
Georgia                           60         1,710,220       0.83     11.235       646         28,504       98.99         44.40
Hawaii                            41         1,673,173       0.82     11.100       654         40,809       98.98         67.69
Idaho                             17           311,564       0.15     10.772       650         18,327       99.36         51.17
Illinois                         336        11,177,140       5.45     11.234       667         33,265       98.92         24.01
Indiana                           56         1,200,355       0.59     11.342       644         21,435       99.46         47.24
Iowa                              24           567,983       0.28     10.759       659         23,666       99.25         57.74
Kansas                            46         1,131,004       0.55     10.656       656         24,587       99.33         57.24
Kentucky                          29           737,438       0.36     10.982       644         25,429       99.62         58.60
Louisiana                          7           201,766       0.10     10.295       667         28,824      100.00         34.19


-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES
(CONT'D)

                                           AGGREGATE       PERCENT              WEIGHTED     AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE       PERCENT
                             MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL        FULL
GEOGRAPHIC DISTRIBUTION       LOANS       OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING       LTV      DOCUMENTATION
--------------------------   ---------   -------------    --------   --------   --------   -----------    --------   --------------
Maine                              3            92,570       0.05     11.398       614        30,857        97.67        100.00
Maryland                          94         3,932,869       1.92     10.913       653        41,839        99.03         36.77
Massachusetts                    107         4,768,117       2.33     11.267       664        44,562        98.46         33.74
Michigan                         200         5,337,955       2.60     11.582       649        26,690        99.36         39.89
Minnesota                        167         5,414,908       2.64     10.315       662        32,425        99.30         38.09
Mississippi                        6           138,045       0.07     10.260       694        23,007        99.86         45.90
Missouri                         123         3,150,753       1.54     11.039       654        25,616        99.52         47.40
Montana                            4           102,156       0.05     10.772       671        25,539        99.22         50.72
Nebraska                          22           503,823       0.25     10.691       651        22,901        99.48         63.16
Nevada                           116         4,155,846       2.03     10.686       664        35,826        99.47         44.53
New Hampshire                     13           459,216       0.22     11.499       662        35,324        98.71         40.50
New Jersey                        68         2,145,916       1.05     11.643       650        31,558        96.74         33.10
New Mexico                        14           417,425       0.20     10.320       660        29,816        99.61         65.15
New York                         105         4,234,559       2.07     10.748       655        40,329        98.26         46.72
North Carolina                    85         2,135,261       1.04     11.123       647        25,121        99.35         46.14
North Dakota                       2            26,458       0.01     10.517       715        13,229        93.90          0.00
Ohio                             203         4,850,172       2.37     11.028       653        23,892        99.34         50.28
Oklahoma                          33           693,345       0.34     11.282       642        21,010        99.84         49.04
Oregon                            90         2,642,291       1.29     10.421       662        29,359        99.47         60.04
Pennsylvania                      49         1,249,947       0.61     10.814       651        25,509        98.51         49.47
Rhode Island                      33           971,817       0.47     11.209       661        29,449        97.23         47.55
South Carolina                    21           479,653       0.23     10.635       664        22,841        98.44         51.37
South Dakota                       2            40,378       0.02     11.633       643        20,189       100.00          0.00
Tennessee                         70         1,815,004       0.89     10.009       653        25,929        99.19         46.36
Texas                            528        13,954,291       6.81     10.814       658        26,429        99.33         35.72
Utah                              78         2,400,661       1.17     10.612       667        30,778        99.02         42.10
Vermont                            2           100,872       0.05      9.075       678        50,436        93.28         32.84
Virginia                          97         3,716,685       1.81     10.950       656        38,316        99.56         29.98
Washington                       232         8,417,894       4.11     10.712       657        36,284        99.27         51.35
Wisconsin                         44         1,205,686       0.59     11.214       655        27,402        98.77         47.55
Wyoming                           10           225,989       0.11     10.652       664        22,599        95.86        100.00
                               -----     -------------     ------     ------       ---      --------       ------        ------
TOTAL:                         5,669     $ 205,021,858     100.00%    10.828%      661      $ 36,165        99.00%        38.99%
                               -----     -------------     ------     ------       ---      --------       ------        ------

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1
                                COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE       PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE     PRINCIPAL      AVERAGE        PERCENT
 RANGE OF ORIGINAL        MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT       BALANCE       ORIGINAL        FULL
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING        POOL     COUPON        SCORE     OUTSTANDING       LTV       DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----     -----------       ---       -------------
50.00% or less                 3   $    100,818        0.05%    10.041%        662     $     33,606      36.42%         75.28%
55.01% to 60.00%               1         32,247        0.02     10.450         697           32,247      59.04           0.00
65.01% to 70.00%               2        156,825        0.08     10.882         702           78,413      68.74           0.00
70.01% to 75.00%               2         65,470        0.03      9.968         622           32,735      74.35          75.55
75.01% to 80.00%               6        145,196        0.07     10.083         656           24,199      79.95          70.24
80.01% to 85.00%              32        674,822        0.33     11.174         663           21,088      83.81          44.53
85.01% to 90.00%             226      6,013,063        2.93     10.713         661           26,606      89.70          31.11
90.01% to 95.00%             970     20,385,944        9.94     11.148         654           21,016      94.85          45.12
95.01% to 100.00%          4,427    177,447,472       86.55     10.795         662           40,083      99.94          38.51
                           -----   ------------      ------     ------         ---     ------------      -----          -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $     36,165      99.00%         38.99%
                           -----   ------------      ------     ------         ---     ------------      -----          -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 31.97% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans was approximately 18.97%.

LOAN PURPOSE

                                     AGGREGATE       PERCENT                WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE     PRINCIPAL      AVERAGE        PERCENT
                          MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT       BALANCE       ORIGINAL        FULL
    LOAN PURPOSE           LOANS    OUTSTANDING        POOL     COUPON        SCORE     OUTSTANDING       LTV       DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----     -----------       ---       -------------
Purchase                   4,394   $160,065,588        78.07%   10.852%        665     $     36,428       99.21%        35.79%
Refinance - Cashout        1,081     38,024,942        18.55    10.806         648           35,176       98.22         50.40
Refinance - Rate Term        194      6,931,329         3.38    10.390         655           35,728       98.38         50.23
                           -----   ------------       ------    ------         ---     ------------       -----         -----
TOTAL:                     5,669   $205,021,859       100.00%   10.828%        661     $     36,165       99.00%        38.99%
                           -----   ------------       ------    ------         ---     ------------       -----         -----

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1
                                COLLATERAL SUMMARY

TYPES OF MORTGAGED PROPERTIES

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF      WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE        PERCENT
                          MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
   PROPERTY TYPE           LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
Single Family Residence    4,219   $150,168,896       73.25%    10.853%        658   $     35,593       99.07%         37.39%
Townhouse                     32      1,292,068        0.63      9.927         683         40,377       98.80          39.50
Condominium                  561     20,615,609       10.06     10.729         665         36,748       99.34          50.24
Two-to-Four Family           393     14,301,413        6.98     11.144         676         36,390       97.50          43.10
Planned Unit Development     463     18,635,515        9.09     10.557         665         40,249       99.17          36.22
Manufactured Housing           1          8,357        0.00     12.240         690          8,357       85.00         100.00
                           -----   ------------      ------     ------         ---   ------------       -----         ------
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661   $     36,165       99.00%         38.99%
                           -----   ------------      ------     ------         ---   ------------       -----         ------

DOCUMENTATION SUMMARY

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE   PRINCIPAL      AVERAGE         PERCENT
                          MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
   DOCUMENTATION           LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
Stated Documentation       2,056   $ 86,181,986       42.04%    10.885%        677     $  41,917        99.17%          0.00%
Full Documentation         2,601     79,934,640       38.99     10.454         643        30,732        98.93         100.00
No Income Verification       832     31,840,450       15.53     11.706         664        38,270        98.79           0.00
12 Month Bank Statements      68      3,411,884        1.66     10.056         651        50,175        98.55           0.00
Lite Documentation            74      2,525,248        1.23     10.861         652        34,125        99.44           0.00
24 Month Bank Statements      22        933,534        0.46     10.116         676        42,433        97.02           0.00
EZ Documentation              15        179,655        0.09     12.337         590        11,977        94.13           0.00
6 Month Bank Statements        1         14,461        0.01      9.990         801        14,461       100.00           0.00
                           -----   ------------      ------     ------         ---     ---------       ------          -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $  36,165        99.00%         38.99%
                           -----   ------------      ------     ------         ---     ---------       ------          -----

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1
                                COLLATERAL SUMMARY

OCCUPANCY TYPES

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE   PRINCIPAL      AVERAGE         PERCENT
                          MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
     OCCUPANCY             LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
Primary                    5,358   $199,864,469       97.48%    10.822%        660     $  37,302        99.19%        38.60%
Investment                   283      4,772,869        2.33     11.040         688        16,865        91.46         54.67
Second Home                   28        384,520        0.19     11.220         683        13,733        92.36         48.47
                           -----   ------------      ------     ------         ---     ---------        -----         -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $  36,165        99.00%        38.99%
                           -----   ------------      ------     ------         ---     ---------        -----         -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE   PRINCIPAL      AVERAGE         PERCENT
 MORTGAGE LOAN AGE        MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
      (MONTHS)             LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
2                            239   $ 11,082,166        5.41%    11.048%        662     $  46,369        98.85%         24.96%
3                          1,111     45,318,074       22.10     10.567         675        40,790        98.79          24.37
4                          1,086     42,503,958       20.73     10.373         667        39,138        99.07          38.49
5                            765     26,151,109       12.76     10.829         658        34,184        99.19          46.88
6                            678     24,205,072       11.81     10.702         672        35,701        99.02          34.10
7                            942     29,815,872       14.54     11.393         640        31,652        99.03          53.52
8                            537     17,180,386        8.38     11.501         645        31,993        99.05          50.20
9                            207      5,998,505        2.93     11.293         643        28,978        99.09          47.51
10                            81      2,193,708        1.07     11.050         646        27,083        98.85          66.02
11                            15        442,004        0.22     11.003         637        29,467        99.31          57.11
12                             2         34,576        0.02      9.860         667        17,288        99.24         100.00
13                             3         68,371        0.03      9.817         681        22,790        99.35         100.00
20                             1          9,611        0.00     13.990         630         9,611        95.00           0.00
21                             1          8,883        0.00     13.990         553         8,883        95.00         100.00
23                             1          9,562        0.00     13.990         593         9,562        95.00         100.00
                           -----   ------------      ------     ------         ---     ---------        -----         -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $  36,165        99.00%         38.99%
                           -----   ------------      ------     ------         ---     ---------        -----         -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1
                                COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERMS

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE   PRINCIPAL      AVERAGE         PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
    PENALTY TERM           LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
None                       2,941   $ 98,448,898       48.02%    10.800%        663     $  33,475        98.97%         37.98%
6 Months                       2   $     86,298        4.00%    11.626         655     $  43,149       100.00           0.00%
12 Months                    171      6,712,548        3.27     10.996         658        39,255        98.02          42.32
18 Months                      4        210,220        0.10      9.550         673        52,555        99.50          53.94
24 Months                  1,252     45,263,901       22.08     11.135         647        36,153        99.11          51.50
36 Months                  1,198     50,940,690       24.85     10.648         670        42,521        99.09          28.77
42 Months                      2         65,442        0.03      9.588         671        32,721       100.00           0.00
60 Months                     99      3,293,862        1.61      9.972         656        33,271        98.58          49.11
                           -----   ------------      ------     ------         ---     ---------        -----          -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $  36,165        99.00%         38.99%
                           -----   ------------      ------     ------         ---     ---------        -----          -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                                     AGGREGATE       PERCENT                WEIGHTED    AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED      AVERAGE   PRINCIPAL      AVERAGE         PERCENT
  RANGE OF CREDIT         MORTGAGE    BALANCE        MORTGAGE   AVERAGE      CREDIT     BALANCE       ORIGINAL         FULL
       SCORES              LOANS    OUTSTANDING        POOL     COUPON        SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------        -----   -----------       ---        -------------
Not Available                  9   $    229,501        0.11%    11.912%          0     $  25,500       100.00%        100.00%
510 to 525                     2         47,269        0.02     12.990         521        23,634        98.72          24.82
526 to 550                    15        190,230        0.09     12.542         542        12,682        96.09         100.00
551 to 575                   236      3,336,572        1.63     12.374         566        14,138        96.76          96.38
576 to 600                   602     16,956,624        8.27     11.596         590        28,167        99.12          97.13
601 to 625                   594     20,067,808        9.79     11.386         616        33,784        98.69          66.73
626 to 650                  1239     46,467,452       22.66     11.210         639        37,504        99.19          32.40
651 to 675                  1275     50,175,314       24.47     10.813         663        39,353        99.20          24.62
676 to 700                   787     31,364,283       15.30     10.337         686        39,853        98.82          23.87
701 to 725                   413     16,111,129        7.86     10.081         712        39,010        98.88          27.87
726 to 750                   264     11,536,567        5.63      9.858         736        43,699        99.10          31.78
751 to 775                   163      5,927,538        2.89      9.891         761        36,365        98.66          37.08
776 to 800                    66      2,527,267        1.23      9.744         784        38,292        99.28          45.11
801 to 814                     4         84,303        0.04      9.591         807        21,076        99.54          43.95
                           -----   ------------      ------     ------         ---     ---------        -----          -----
TOTAL:                     5,669   $205,021,858      100.00%    10.828%        661     $  36,165        99.00%         38.99%
                           -----   ------------      ------     ------         ---     ---------        -----          -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 510 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 661.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-SL1
                                COLLATERAL SUMMARY

ORIGINATORS

                                     AGGREGATE       PERCENT                 WEIGHTED   AVERAGE       WEIGHTED
                         NUMBER OF   PRINCIPAL          OF     WEIGHTED       AVERAGE   PRINCIPAL      AVERAGE         PERCENT
                          MORTGAGE    BALANCE        MORTGAGE   AVERAGE       CREDIT    BALANCE       ORIGINAL          FULL
    ORIGINATORS            LOANS    OUTSTANDING        POOL     COUPON         SCORE   OUTSTANDING       LTV        DOCUMENTATION
--------------------       -----    -----------        ----     ------         -----   -----------       ---        -------------
Fremont                    1,360   $ 41,208,403       20.10%    11.752%         631    $  30,300       98.99%          59.66%
Accredited                   996     41,011,150       20.00     10.261          665       41,176       99.11           40.62
Fieldstone                   746     32,137,964       15.68     10.156          685       43,080       98.61           27.26
MILA                       1,168     32,120,322       15.67     11.471          646       27,500       99.10           50.05
First NLC                    430     21,285,449       10.38     11.109          664       49,501       98.95           14.96
Decision One                 532     20,763,535       10.13     10.395          686       39,029       98.89           27.67
Home Loan Mortgage Corp      437     16,495,035        8.05     10.170          675       37,746       99.51           29.84
                           -----   ------------      ------     ------         ---     ---------       -----           -----
TOTAL:                     5,669   $205,021,859      100.00%    10.828%         661    $  36,165       99.00%          38.99%
                           -----   ------------      ------     ------         ---     ---------       -----           -----

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                             ASSUMED MORTGAGE POOLS

                                                                                                 ORIGINAL
                                                                     ORIGINAL     REMAINING     MONTHS TO
                                   NET      ORIGINAL    REMAINING  AMORTIZATION  AMORTIZATION   PREPAYMENT
                       MORTGAGE  MORTGAGE     TERM        TERM         TERM         TERM         PENALTY
CURRENT BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)      EXPIRATION
-------------------    --------  --------   --------    ---------  ------------  ------------   ----------
          32,711.08      9.390     8.870       150         141          360           351           36
          31,129.63      9.990     9.470       168         162          360           354            0
          11,154.00     11.999    11.479       180         176          240           236            0
      48,746,166.20     10.279     9.759       180         176          360           356            0
          86,297.90     11.626    11.106       180         176          360           356            6
       3,097,419.05     10.265     9.745       180         176          360           356           12
         189,332.27      9.501     8.981       180         176          360           356           18
      13,543,192.17     10.197     9.677       180         175          360           355           24
      27,776,644.23     10.497     9.977       180         175          360           355           36
          65,441.78      9.588     9.068       180         176          360           356           42
       2,566,145.61     10.138     9.618       180         175          360           355           60
          79,841.96      9.990     9.470       240         236          360           356           12
          62,031.70      9.217     8.697       240         234          360           354           36
         281,265.74     12.454    11.934        60          52           60            52            0
          58,214.12     11.662    11.142        60          53           60            53           12
         524,904.88     11.954    11.434        60          52           60            52           24
          31,768.94     12.728    12.208        60          52           60            52           36
       1,760,708.81     12.354    11.834       120         113          120           113            0
         328,408.12     11.864    11.344       120         113          120           113           12
       2,811,087.03     12.024    11.504       120         112          120           112           24
         266,604.95     11.930    11.410       120         112          120           112           36
       7,335,377.80     10.391     9.871       180         174          180           174            0
         377,801.89     10.961    10.441       180         174          180           174           12
       3,808,418.95     11.436    10.916       180         172          180           172           24
       1,528,516.52     10.382     9.862       180         174          180           174           36
         239,417.19      9.680     9.160       180         175          180           175           60
      38,031,785.22     11.488    10.968       240         235          240           235            0
       2,642,566.03     11.801    11.281       240         233          240           233           12
          20,887.83      9.990     9.470       240         236          240           236           18
      23,623,683.99     11.515    10.995       240         232          240           232           24
       7,867,852.18     10.585    10.065       240         233          240           233           36
         346,420.73      8.341     7.821       240         236          240           236           60
       2,251,310.10     10.380     9.860       360         356          360           356            0
         128,297.28     10.261     9.741       360         358          360           358           12
         952,613.88     10.767    10.247       360         357          360           357           24
      13,374,560.21     11.011    10.491       360         357          360           357           36
         141,878.53     11.454    10.934       360         357          360           357           60


----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                          HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                       AVAIL. FUNDS                            AVAIL. FUNDS                           AVAIL. FUNDS
PERIOD  PAYMENT DATE   CAP (%) (1)(2)   PERIOD  PAYMENT DATE  CAP (%) (1)(2)  PERIOD  PAYMENT DATE   CAP (%) (1)(2)
------  ------------   -------------    ------  ------------  --------------  ------  ------------   --------------
   1      7/25/2004       15.383          28     10/25/2006       13.525        55      1/25/2009       13.110
   2      8/25/2004        8.939          29     11/25/2006       13.338        56      2/25/2009       13.109
   3      9/25/2004        8.957          30     12/25/2006       14.058        57      3/25/2009       14.513
   4     10/25/2004        9.276          31      1/25/2007       13.893        58      4/25/2009       13.108
   5     11/25/2004        8.995          32      2/25/2007       14.202        59      5/25/2009       13.544
   6     12/25/2004        9.317          33      3/25/2007       16.091        60      6/25/2009       13.106
   7      1/25/2005        9.398          34      4/25/2007       14.899        61      7/25/2009       13.542
   8      2/25/2005        9.435          35      5/25/2007       15.706        62      8/25/2009       13.105
   9      3/25/2005       10.493          36      6/25/2007       15.456        63      9/25/2009       13.104
  10      4/25/2005        9.517          37      7/25/2007       16.254        64     10/25/2009       13.540
  11      5/25/2005        9.878          38      8/25/2007       15.246        65     11/25/2009       13.102
  12      6/25/2005        9.603          39      9/25/2007       14.777        66     12/25/2009       13.538
  13      7/25/2005       10.442          40     10/25/2007       14.800        67      1/25/2010       13.101
  14      8/25/2005       10.175          41     11/25/2007       13.882        68      2/25/2010       13.100
  15      9/25/2005       10.248          42     12/25/2007       13.903        69      3/25/2010       14.503
  16     10/25/2005       10.669          43      1/25/2008       13.119        70      4/25/2010       13.098
  17     11/25/2005       10.404          44      2/25/2008       13.118        71      5/25/2010       13.534
  18     12/25/2005       10.839          45      3/25/2008       14.022        72      6/25/2010       13.097
  19      1/25/2006       11.451          46      4/25/2008       13.117        73      7/25/2010       13.532
  20      2/25/2006       11.591          47      5/25/2008       13.553        74      8/25/2010       13.095
  21      3/25/2006       13.000          48      6/25/2008       13.115        75      9/25/2010       13.094
  22      4/25/2006       11.901          49      7/25/2008       13.552        76     10/25/2010       13.530
  23      5/25/2006       12.471          50      8/25/2008       13.114        77     11/25/2010       13.092
  24      6/25/2006       12.248          51      9/25/2008       13.113        78     12/25/2010       13.528
  25      7/25/2006       12.852          52     10/25/2008       13.549        79      1/25/2011       13.090
  26      8/25/2006       12.641          53     11/25/2008       13.111
  27      9/25/2006       12.857          54     12/25/2008       13.547

(1) Available Funds Cap for the Offered Certificates and the Class B-3 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the interest due on the Class A-X and Class X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 1.203%.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-SL1

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                           0%               80%               100%             150%             200%
                     PRICING SPEED    PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                        TO CALL          TO CALL           TO CALL           TO CALL           TO CALL
                     -------------    --------------    -------------     -------------     -------------
                      DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN      DISC MARGIN
                     -------------    --------------    -------------     -------------     -------------
CLASS A
          100.00000             27                27               27                27                27

                WAL          10.35              1.55             1.04              0.66              0.46
           MOD DURN           9.48              1.52             1.04              0.66              0.46
   PRINCIPAL WINDOW  Jul04 - Jan23     Jul04 - Apr12    Jul04 - Jan07     Jul04 - Jan06     Jul04 - Jul05

CLASS M-1
          100.00000             60                60               60                60                60

                WAL          15.99              5.84             4.21              1.80              1.24
           MOD DURN          13.93              5.56             4.05              1.78              1.23
   PRINCIPAL WINDOW  Jan19 - Jan23     Jun08 - Apr12    Jan07 - Aug10     Jan06 - Jul06     Jul05 - Nov05

CLASS M-2
          100.00000            130               130              130               130               130

                WAL          15.99              5.34             5.29              2.31              1.57
           MOD DURN          13.16              4.98             4.96              2.25              1.55
   PRINCIPAL WINDOW  Jan19 - Jan23     Dec07 - Apr12    Sep08 - Aug10     Jul06 - Feb07     Nov05 - Mar06

CLASS B-1
          100.00000            230               230              230               230               230

                WAL          15.99              5.24             4.60              3.11              1.95
           MOD DURN          12.16              4.73             4.22              2.94              1.88
   PRINCIPAL WINDOW  Jan19 - Jan23     Oct07 - Apr12    Feb08 - Aug10     Feb07 - Apr08     Mar06 - Aug06

CLASS B-2
          100.00000            450               450              450               450               450

                WAL          15.99              5.21             4.43              3.80              2.24
           MOD DURN          10.29              4.38             3.84              3.37              2.08
   PRINCIPAL WINDOW  Jan19 - Jan23     Sep07 - Apr12    Dec07 - Aug10     Apr08 - Apr08     Aug06 - Oct06

CLASS B-3
           93.81809            935               836              800               710               727

                WAL           1.36              1.73             1.92              2.64              2.44
           MOD DURN           1.25              1.58             1.75              2.36              2.21
   PRINCIPAL WINDOW  Jun05 - Apr06     Jul05 - Nov06    Aug05 - Apr07     Dec05 - Oct07     Oct06 - Dec06

(1) Assumes 7/7/04 settlement date

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                          0%               80%               100%             150%              200%
                     PRICING SPEED    PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED
                      TO MATURITY      TO MATURITY       TO MATURITY       TO MATURITY       TO MATURITY
                     -------------    --------------    -------------     -------------     -------------
                      DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN
                     -------------    --------------    -------------     -------------     -------------
CLASS A
          100.00000             27                28               27                27                27

                WAL          10.49              1.65             1.04              0.66              0.46
           MOD DURN           9.58              1.61             1.04              0.66              0.46
   PRINCIPAL WINDOW  Jul04 - Sep33     Jul04 - Feb19    Jul04 - Jan07     Jul04 - Jan06     Jul04 - Jul05

CLASS M-1
          100.00000             61                62               65                60                60

                WAL          16.83              6.41             5.25              1.80              1.24
           MOD DURN          14.51              6.04             4.96              1.78              1.23
   PRINCIPAL WINDOW  Jan19 - Jul33     Jun08 - Feb19    Jan07 - Mar18     Jan06 - Jul06     Jul05 - Nov05

CLASS M-2
          100.00000            132               135              135               130               130

                WAL          16.82              5.91             5.76              2.31              1.57
           MOD DURN          13.66              5.43             5.35              2.25              1.55
   PRINCIPAL WINDOW  Jan19 - Mar33     Dec07 - Jan19    Sep08 - Nov16     Jul06 - Feb07     Nov05 - Mar06

CLASS B-1
          100.00000            233               239              238               254               230

                WAL          16.81              5.79             5.05              4.08              1.95
           MOD DURN          12.56              5.13             4.57              3.74              1.88
   PRINCIPAL WINDOW  Jan19 - Oct32     Oct07 - Nov18    Feb08 - Jan16     Feb07 - Jan13     Mar06 - Aug06

CLASS B-2
          100.00000            455               464              465               507               450

                WAL          16.79              5.73             4.86              5.31              2.24
           MOD DURN          10.55              4.70             4.12              4.50              2.08
   PRINCIPAL WINDOW  Jan19 - Jan32     Sep07 - Sep17    Dec07 - Jan15     May09 - Jan11     Aug06 - Oct06

CLASS B-3
           93.81809            935               836              800               710               724

                WAL           1.36              1.73             1.92              2.64              2.61
           MOD DURN           1.25              1.58             1.75              2.36              2.35
   PRINCIPAL WINDOW  Jun05 - Apr06     Jul05 - Nov06    Aug05 - Apr07     Dec05 - Oct07     Oct06 - Jun07

(1) Assumes 7/7/04 settlement date

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                               SERIES 2004-SL1

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.203%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                            FORWARD   STATIC
                             LIBOR    LIBOR
                            -------   ------
Class M-1       CDR Break     15.89%   17.89%
                Cum Loss      31.95%   34.83%

Class M-2       CDR Break     11.05%   13.14%
                Cum Loss      24.12%   27.65%

Class B-1       CDR Break      7.33%    9.44%
                Cum Loss      17.13%   21.21%

Class B-2       CDR Break      6.44%    8.39%
                Cum Loss      15.30%   19.21%

Class B-3       CDR Break      4.00%    5.64%
                Cum Loss       9.97%   13.62%

                             [FORWARD LIBOR GRAPH]

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2004-SL1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.203%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates (including the Class B-3 Certificates), divided by (y) the aggregate principal balance of the Offered Certificates (including the Class B-3 Certificates) as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 30% CPR, (2) no defaults and no losses:

                 EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD              (STATIC LIBOR)         (FORWARD LIBOR)
-------          --------------------   --------------------
Avg yr1                  695                    644
Avg yr2                  799                    571
Avg yr3                 1059                    659
Avg yr4                 1039                    675
Avg yr5                  995                    609

             EXCESS                   EXCESS                  EXCESS                     EXCESS
           SPREAD IN                 SPREAD IN               SPREAD IN                  SPREAD IN
              BPS       1 MONTH         BPS                    BPS        1 MONTH          BPS
            (STATIC     FORWARD      (FORWARD                 (STATIC     FORWARD       (FORWARD
  PERIOD     LIBOR)      LIBOR         LIBOR)       PERIOD    LIBOR)       LIBOR          LIBOR)
-------------------------------------------------------------------------------------------------
     1       1,253      1.2030%        1,253          39       1,103      5.3410%          769
     2         607      1.4750%          607          40       1,105      5.3390%          771
     3         606      1.7480%          606          41       1,013      5.3880%          674
     4         636      1.9160%          636          42       1,015      5.4450%          671
     5         606      2.1380%          592          43         939      5.4670%          592
     6         635      2.3600%          599          44         947      5.5180%          596
     7         641      2.4870%          592          45       1,041      5.5710%          684
     8         642      2.6790%          573          46         953      5.5830%          595
     9         744      2.8640%          657          47         999      5.6260%          636
    10         644      2.9790%          544          48         958      5.6800%          591
    11         677      3.1540%          558          49       1,004      5.6890%          635
    12         646      3.3290%          509          50         963      5.7320%          591
    13         726      3.3950%          581          51         966      5.7810%          589
    14         696      3.5490%          534          52       1,011      5.7740%          634
    15         700      3.7070%          520          53         968      5.8130%          589
    16         741      3.7680%          550          54       1,013      5.8560%          627
    17         713      3.8810%          507          55         969      5.8800%          583
    18         755      4.0170%          532          56         970      5.9220%          580
    19         814      4.1040%          578          57       1,111      5.9600%          715
    20         827      4.2240%          575          58         971      5.9630%          577
    21         966      4.3320%          696          59       1,016      5.9950%          617
    22         855      4.3400%          582          60         973      6.0340%          572
    23         910      4.4530%          619          61       1,017      6.0350%          615
    24         886      4.5570%          580          62         974      6.0660%          570
    25         945      4.5640%          629          63         975      6.1010%          568
    26         921      4.6350%          594          64       1,019      6.1150%          609
    27         941      4.7340%          595          65         976      6.1490%          565
    28       1,006      4.7480%          648          66       1,021      6.1800%          605
    29         984      4.8190%          612          67         978      6.1970%          562
    30       1,054      4.9010%          661          68         979      6.2290%          560
    31       1,035      4.9230%          631          69       1,120      6.2560%          695
    32       1,063      4.9920%          639          70         981      6.2640%          558
    33       1,250      5.0620%          794          71       1,026      6.2890%          599
    34       1,129      5.0640%          670          72         983      6.3170%          555
    35       1,206      5.1180%          731          73       1,028      6.3340%          597
    36       1,176      5.1840%          700          74         985      6.3620%          553
    37       1,250      5.2180%          768          75         ***      6.3870%          ***
    38       1,150      5.2780%          758          76         ***      6.3960%          ***

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.